Note 43	6 Months Ended
Jun. 30, 2021
Impairment or reversal of impairment of investments in joint ventures and associates [Abstract]
Disclosure of Impairment or reversal of impairment of investments in joint ventures and associates [Text Block]	Impairment or reversal of impairment of investments in joint ventures and associatesNo impairment or reversal of impairment was recorded in the first six months ended June 30, 2021. In the first six months ended June 30, 2020 there was a loss of €60 million.